Exhibit 99.2
@NFX is periodically published to keep stockholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

February 19, 2013

Newfield today released financial and operating results for the fourth quarter and full-year 2012. In addition, the Company intends to provide an updated slide deck on its website at 7:30 a.m. CST on February 20, 2013 detailing its 2013-15 operating plans and new information on its prospect inventory, resource potential and project economics. Both the news release and the slides can be found on the website at www.newfield.com.

This edition of @NFX updates Newfield’s hedge position to reflect recent changes. Items highlighted reflect new and/or changed data since our last publication on November 28, 2012.

NATURAL GAS HEDGE POSITIONS

Please see the tables below for our complete hedging positions.

The following hedge positions for the first quarter of 2013 and beyond are as of February 18, 2013:

First Quarter 2013
Weighted Average
Volume	Fixed
24,300 MMMBtus1	$4.47

Second Quarter 2013
Weighted Average
Volume	Fixed
24,570 MMMBtus1	$4.40

Third Quarter 2013
Weighted Average
Volume	Fixed
24,840 MMMBtus1	$4.40

Fourth Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
20,570 MMMBtus1	$4.35	—	—	—
4,575 MMMBtus2	—	$3.75 — $4.57	$3.75	$4.54 — $4.60

First Quarter 2014
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
18,450 MMMBtus	$3.92	—	—	—
5,850 MMMBtus	—	$3.75 — $4.62	$3.75	$4.54 — $4.75

Second Quarter 2014
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
18,655 MMMBtus	$3.92	—	—	—
5,915 MMMBtus	—	$3.75 — $4.62	$3.75	$4.54 — $4.75

Third Quarter 2014
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
18,860 MMMBtus	$3.92	—	—	—
5,980 MMMBtus	—	$3.75 — $4.62	$3.75	$4.54 — $4.75

Fourth Quarter 2014
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
18,860 MMMBtus	$3.92	—	—	—
5,980 MMMBtus	—	$3.75 — $4.62	$3.75	$4.54 — $4.75

First Quarter 2015
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
8,100 MMMBtus	$4.26	—	—	—
4,050 MMMBtus	—	$3.83 — $4.91	$3.75 — $4.00	$4.60 — $5.08

Second Quarter 2015
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
8,190 MMMBtus	$4.26	—	—	—
4,095 MMMBtus	—	$3.83 — $4.91	$3.75 — $4.00	$4.60 — $5.08

Third Quarter 2015
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
8,280 MMMBtus	$4.26	—	—	—
4,140 MMMBtus	—	$3.83 — $4.91	$3.75 — $4.00	$4.60 — $5.08

Fourth Quarter 2015

	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
8,280 MMMBtus	$4.26	—	—	—
4,140 MMMBtus	—	$3.83 — $4.91	$3.75 — $4.00	$4.60 — $5.08

1 These weighted-average fixed prices for the respective periods represent the resultant hedge position, which is a combination of the put spread in our 3-way collar contracts and our fixed price swap contracts.
2 These weighted-average collar prices for the respective period represent contracts for November and December 2013 only.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX gas prices.

			Gas Prices
	$2	$3	$4	$5	$6
2013 (in millions)
1st Quarter	$60	$36	$9	($23)	($53)
2nd Quarter	$59	$34	$7	($25)	($54)
3rd Quarter	$60	$35	$8	($25)	($55)
4th Quarter	$56	$31	$5	($23)	($50)
Total 2013	$235	$136	$29	($96)	($212)

2014 (in millions)
1st Quarter	$46	$21	($2)	($22)	($46)
2nd Quarter	$46	$22	($2)	($22)	($47)
3rd Quarter	$46	$22	($1)	($23)	($48)
4th Quarter	$47	$21	($1)	($23)	($48)
Total 2014	$185	$86	($6)	($90)	($189)

2015 (in millions)
1st Quarter	$26	$14	$2	($7)	($19)
2nd Quarter	$26	$14	$2	($7)	($19)
3rd Quarter	$26	$14	$2	($7)	($19)
4th Quarter	$26	$13	$2	($6)	($18)
Total 2015	$104	$55	$8	($27)	($75)

Approximately 12% of our natural gas production correlates to Houston Ship Channel, 16% to Columbia Gulf, 16% to Texas Gas Zone 1, 7% to CenterPoint/East, 30% to Panhandle Eastern Pipeline, 4% to Waha, 10% to Colorado Interstate, and 5% to others.

CRUDE OIL HEDGE POSITIONS

The following hedge positions for the first quarter of 2013 and beyond are as of February 18, 2013:

First Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
270,000 Bbls	$88.57	—	—	—
2,548,000 Bbls1	—	$95.00 — $117.34	$95.00	$106.50 — $130.40

Second Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
364,000 Bbls	$88.63	—	—	—
2,912,000 Bbls1	—	$95.00 — $117.88	$95.00	$106.50 — $130.40

Third Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
276,000 Bbls	$88.57	—	—	—
3,189,000 Bbls1	—	$95.00 — $118.22	$95.00	$106.50 — $130.40

Fourth Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
3,466,000 Bbls1	—	$ 95.00 — $118.54	$95.00	$106.50 — $130.40

First Quarter 2014
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
630,000 Bbls	$88.60	—	—	—
1,260,000 Bbls2	—	$95.00 — $119.16	$95.00	$117.50 — $120.75

Second Quarter 2014
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
774,000 Bbls	$89.59	—	—	—
1,274,000 Bbls2	—	$95.00 — $119.16	$95.00	$117.50 — $120.75

Third Quarter 2014
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
736,000 Bbls	$89.12	—	—	—
1,288,000 Bbls2	—	$95.00 — $119.16	$95.00	$117.50 — $120.75

Fourth Quarter 2014
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
828,000 Bbls	$89.40	—	—	—
1,288,000 Bbls2	—	$95.00 — $119.16	$95.00	$117.50— $120.75

First Quarter 2015
	Weighted Average
Volume	Fixed	Collars
270,000 Bbls	$90.40	—

Second Quarter 2015
	Weighted Average
Volume	Fixed	Collars
273,000 Bbls	$90.40	—

Third Quarter 2015
	Weighted Average
Volume	Fixed	Collars
276,000 Bbls	$90.40	—

Fourth Quarter 2015
	Weighted Average
Volume	Fixed	Collars
276,000 Bbls	$90.40	—

1 The 2013 3-way collar contracts are standard crude oil collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per Bbl as per the table above until the price drops below a weighted-average price of $80.00 per Bbl. Below $80.00 per Bbl, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

2 The 2014 3-way collar contracts are standard crude oil collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per Bbl as per the table above until the price drops below a weighted-average price of $80.00 per Bbl. Below $80.00 per Bbl, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX oil prices.

	Oil Prices
	$50	$60	$70	$80	$90	$100	$110
2013 (in millions)
1st Quarter	$49	$46	$43	$41	$12	($3)	($9)
2nd Quarter	$58	$54	$50	$47	$14	($4)	($11)
3rd Quarter	$58	$56	$53	$50	$16	($3)	($9)
4th Quarter	$52	$52	$52	$52	$17	$ -	($3)
Total 2013	$217	$208	$198	$190	$59	($10)	($32)

2014 (in millions)
1st Quarter	$43	$37	$31	$24	$5	($7)	($13)
2nd Quarter	$50	$42	$34	$27	$6	($8)	($16)
3rd Quarter	$48	$41	$33	$26	$6	($8)	($15)
4th Quarter	$52	$43	$36	$27	$6	($9)	($18)
Total 2014	$193	$163	$134	$104	$23	($32)	($62)

2015 (in millions)
1st Quarter	$11	$8	$6	$3	$ -	($3)	($5)
2nd Quarter	$11	$8	$6	$3	$ -	($3)	($5)
3rd Quarter	$11	$8	$5	$3	$ -	($3)	($5)
4th Quarter	$11	$9	$5	$2	$ -	($2)	($6)
Total 2015	$44	$33	$22	$11	$ -	($11)	($21)

We provide information regarding our outstanding hedging positions in our annual and quarterly reports filed with the SEC and in our electronic publication -- @NFX.  This publication can be found on Newfield’s web page at http://www.newfield.com. Through the web page, you may elect to receive @NFX through e-mail distribution.

Newfield Exploration Company is an independent energy company engaged in the exploration, development and production of crude oil, natural gas and natural gas liquids.  Our principal domestic areas of operation include the Mid-Continent, the Rocky Mountains and onshore Gulf Coast.  Internationally, we are focused on offshore oil developments in Malaysia and China. In February 2013, we initiated a process to explore strategic alternatives with respect to our international businesses.